UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

 __________________________

 FORM 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  January 3, 2011

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	No. 0-21656	No. 58-180-7304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Highway 515 East, Blairsville, Georgia	30512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 3, 2011, United Community Banks, Inc. (the “Company”) announced that it had exercised its right to defer the payment of regularly scheduled interest payments on four issues of its junior subordinated debentures, relating to its outstanding trust preferred securities and expects to exercise such right with respect to two other issues of such securities.  The full text of the press release announcing these decisions is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release issued by United Community Banks, Inc. on January 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By: /s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and
Chief Financial Officer

Date:  January 3, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by United Community Banks, Inc. on January 3, 2011.